Bank of America Merrill Lynch Health Care Conference
Las Vegas, NV      May 16, 2012
Exhibit 99.1

Forward Looking Statements
This presentation contains, and answers given to questions that may be asked today may constitute, forward-looking statements that are subject to a number of risks and uncertainties, many of which are outside our control. All statements regarding our strategy, future operations, financial position, estimated revenues or losses, projected costs, prospects, plans and objectives, other than statements of historical fact included in the presentation, are forward-
looking statements. When used in this presentation or in answers given to questions asked today, the words “may,”
“will,” “could,” “would,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “potential,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. You should not place undue reliance on forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement that we make, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of future events or conditions, about which we cannot be certain. For a more complete discussion regarding these and other factors which could affect the Company's financial performance, refer to the Company's various filings with the Securities and
Exchange Commission, including its filing on Form 10-K for the year ended December 31, 2011 and subsequently filed
Forms 10-Q, in particular information under the headings "Special Caution Regarding Forward-Looking Statements"
and “Risk Factors.” These cautionary statements qualify all of the forward-looking statements. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe is accurate.
This information is generally based on publications that are not produced for purposes of securities offerings or economic analysis.
All forward-looking statements speak only as of the date of this presentation. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the factors that could cause actual results to differ materially, even if new information becomes available in the future.

Almost Family
Overview

Almost Family
Operate 160 Branches in 3 Geographic
Clusters
Two Home Health Segments:
- Visiting Nurse, Medicare-certified
 Skilled (~79% of Revenue)
- Personal Care, primarily Medicaid-Waiver
 Non-skilled (~21% of Revenue)
Revenue Run Rate of approximately
$360 Million
Founded in Louisville KY -- 1976

AFAM - Business Thesis
☑ Compelling demographics and fragmentation present
 long-term opportunity - outweigh short term
 regulatory pressures
☑ Proven ability to grow the platform with a balanced
 approach - organic and acquisitions
☑ Long history of outstanding revenue and earnings
 growth, cash flows and strong capital structure
☑ Strong geographic cluster focus

Focused Geographic Development

Cluster	Revenue	Branches
Midwest	$148M	88
Northeast	$ 80M	25
Southeast	$132M	53
Total	$360M	166

$420.0
$360.0
$300.0
$240.0
$180.0
$120.0
$60.0
$0.0
27% CAGR
$339.9
2007
2008
2009
2010
2011
Q110
Q111
Q112
Visiting Nurse
Personal Care

We Are SeniorAdvocates®

Track Record of Strong Performance
($Millions)
$209.
 3
$81.3
Revenue
- 4 Yr CAGR Revenue 27%
- 4 Yr CAGR EPS 13%
-  Last 4 Yrs:
 - 70% Organic Growth
 - Acquired $116 Million
 in Revenue
$128.8

$296.0
$82.6
$90.0
$335.3

Where home health fits in healthcare
• Preferred setting of care
• Lowest Cost
• About half the patients are from in
 -patient discharge and half are
 “pre-acute”
• Growing Demographics
• Fiscally infeasible to build enough
 inpatient facilities
• Patients don’t want inpatient care

12,000
10,000
8,000
6,000
4,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

We Are Senior Advocates®

Number of New 65 Year Olds Per Day

2010
40.2 mil
2016
48.3 mil
2020
54.8 mil
65+ Population

1,600
1,400
1,200
1,000
800
600
400
200
0
$1,500
$325
$150
Hospital
Nursing Home
Home Health

We Are Senior Advocates®

The Benefits of Home Health Care
Bending the Cost Curve
- Lower cost per day vs.
 hospital & nursing  homes
- Lower costs to Medicare
 Program
- Prevents mild exacerbations
 from escalating into critical
 situations
Cost per day

Regulatory Front

CONGRESS OF THE UNITED STATES
CONGRESSIONAL BUDGET OFFICE
CBO
The Budget and Economic Outlook: Fiscal Years 2012 to 2022

We Are SeniorAdvocates®

According to CBO….

	Home	Facilities
CBO: Projected Medicare Spending	Health	Hospitals	SNF's

10 year spend years 2013-2022
in billions	$275B	$2.5T	$469B

2012 Spend Per Enrollee
in dollars	$ 538	$ 4,540	$742

Annual Growth Rate	6%	8%	9%
• Home health is the smallest, slowest growing, lowest cost
 venue in which skilled services can be provided to seniors
• The total spend on home health decreased by 3.6% from 2010 to 2011, unmatched by any other sector

Department of Health and Human Services
OFFICE OF
INSPECTOR GENERAL

DOCUMENTATION OF
COVERAGE REQUIREMENTS
FOR MEDICARE HOME
HEALTH CLAIMS

- Half the 5% Integrity Agreement acceptable error rate

ANATOMY OF A FRAUD BUST:
FROM INVESTIGATION TO CONVICTION
Daniel R. Levinson Testifies

We Are SeniorAdvocates®

According to HHS-OIG….
Source: OIG April 2012 testimony and March 2012 Report
“Medical records document that almost all
home health beneficiaries met Medicare
coverage requirements”
 • 2.5% National extrapolated error rate

Daniel Levinson testimony before SFC:
•“…as we move towards increasing reliance on the home health model - which is good for taxpayers because costs will be
reduced overall - we need to address the fraud risk inherent in the home health setting.”
•“…a study of home health compliance showed a high level of
home health agency compliance, but still a high level of fraud as well.”

Protecting Seniors from Fraud & Abuse
HH Industry proposes reforms that work

• $850M-$930M saved by Medicare
 “Outlier” payment limits in the
 first year of implementation
• $1.1B per year can be saved by
 Medicare with a similar
 “Episode” limit and “LUPA”
 minimums - if Congress will
 implement them
Total of $2B in annual savings from our proposals:
Geographic overlay with “bad actors” is striking

County is above $5M in 0 limits
County is above $5M in 1 limits
County is above $5M in 2 limits
County is above $5M in 3 limits

We Are Senior Advocates®

Misperception: HH has widespread F&A in
home health

Detroit, MI
Chicago, IL
Dallas, TX
Houston, TX
Miami-Dade, FL
Los Angeles, CA
Three limits
could
collectively =
$2 billion in
annual
savings.
Reality: F&A occurs in isolated geography with too many providers
Recent Provider Indictments

Fraud & Abuse:
Correlation to Number of Providers

We Are Senior Advocates®

Metro	Eligibles per Provider
Miami-Dade	552
Dallas	721
Houston	812
Chicago	1,862
Detroit	2,079
Los Angeles	2,198
Population	44M
Eligibles	3.7M
Spend	$3.5B
$ Per Eligible	$938
Limit Savings	$1.2B
% of Spend	33%
Cities with Fraud Busts
Comparable Cities
Metro	Eligibles per Provider
Seattle	21,077
New York City	19,794
Atlanta	18,638
Phoenix	8,019
Philadelphia	7,445
Boston	7,053
Population	42M
Eligibles	3.7M
Spend	$1.2B
$ Per Eligible	$322
Limit Savings	$22M
% of Spend	2%

Improved Regulation Builds Confidence
Recent regulatory actions:
•Face to face encounters
•Therapy assessments and
reassessments
•OIG/DOJ enforcement actions
•Increased audit efforts
(“ADR’s”)

What regulators need to know:
•If a patient is receiving home health services - they really should be

PPACA Long-Term Impact
Topic	Impact
Market Basket Updates	Reduces updates by 1% in 2011, 2012 and 2013
Re-basing Rates	Begin 2014, phased in over 4 years with adjustments limited to 3.5% per year
Productivity Adjustment	Begin 2015
Rural Add-on	3% in 4/1/2010 - 2015
Outlier Cap	10% of revenue beginning 2011 (implemented by CMS in 2010)

Upcoming Events
Source	Event
SCOTUS	Possible ruling on constitutionality of PPACA - June 2012
CMS	Publish preliminary regulations for 2013
Pre-Election	Probably not much legislation - quiet time to make our points
Post-Election	Depends on who wins and what SCOTUS does
Before Jan 1, 2013	Maybe a scramble to avoid sequestration

2013 - What might CMS do?
Topic	Discussion
Market basket	• “Market basket update” rate increase of 2.0- 2.5% minus 1% statutory reduction
Case Mix Creep - ??	• 2011 and 2012 regs reduced 3.79% • 2012 regs suggested 1.32% left for 2013 • Observed causes of “creep”: • 75% of creep comes from therapy • Hypertension diagnoses removed in 2012
Sequestration	• Unless repealed will reduce payment rate 2%
Expectation	• Current predicted range is 0% to -3% • Difference in case mix creep gets offset in rebasing

Financial Highlights

2012 Medicare Changes
Topic	Discussion
Reimbursement Rate Cut	• “Market basket update” rate increase of 1.4% • “Case mix creep” adjustment of 3.79% • Effective rate cut of approximately 2.31% nationwide
Other changes	• Reduced payments for high therapy episodes • Removed two hypertension codes • Recalibrated case-mix weights • Shifted a -1.32% case-mix adjustment to 2013
Impact on AFAM reimbursement	• Current analysis indicates 4.0% effective 2012 rate cut for AFAM with Q4 2011 phase-in

AFAM Regulatory Update
Issue	Status
SFC Inquiry	Report: No evidence of executives pushing therapy
Federal Shareholder Suit	Dismissed and appeal period expired
State Shareholder Suit	Motion to dismiss pending
Qui Tam Cases	Dismissed following US refusal to join
SEC Inquiry	No action since January depositions

Financial Measures – Q1-12

- AR DSO 49
- Debt $2.4M
- Cash $37M
- $125M Credit Facility

We Are *Senior* Advocates®

2011 and YTD Q1 12 Highlights
    YE2011 Q1-12
 - Revenues   + 1% +9%
 - Diluted EPS   -32% -13%
 - MCR Admissions + 6% + 2%
 - MCR Episodes + 1% + 2%

 Organic Medicare Growth
  YE2011 Q1-12
- Admissions   +5% +1%
- Episodes   +1% +1%
Cambridge Acquisition
- $15.5M Revenue and $0.16 EPS
 for 5 months in 2011
- Transition proceeding
 according to expectations

Investment Highlights
Annual Revenue run rate over $360 million
Leading Regional Home Health Provider
 - 27% four year revenue CAGR
 - Decentralized operating model
Strong Capital Position
 - $155 million immediately available
 for future growth
Disciplined Approach to acquisitions driven
 by Seasoned Management
Growing Force in consolidating home health care market
 - 10 acquisitions in four years
 - Three geographic clusters: Northeast, Southeast & Midwest

Visit our website at
www.almostfamily.com/investorpresentation.php
for a copy of our investor presentation.

Almost Family
9510 Ormsby Station Rd., Suite 300
Louisville, KY 40223
502-891-1000
www.almostfamily.com

William B. Yarmuth
CEO
wby@almostfamily.com

Steve Guenthner
CFO
steveguenthner@almostfamily.com

We Are SeniorAdvocates®

Contact Information